UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2010

QAD Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

100 Innovation Place,
Santa Barbara, California	93108
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-3.1
EX-4.1
EX-4.2
EX-99.1

Item 3.03 Material Modifications to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.07 Submission of Matters to a Vote of Security Holders.
          On September 21, 2010, QAD Inc., a Delaware corporation (“QAD” or the “Company”) announced that its Board of Directors (the “Board”) had unanimously approved a recapitalization plan pursuant to which the Company would (i) establish two classes of common stock, consisting of a new class of common stock with one-twentieth of a vote per share, designated as Class A common stock $0.001 par value per share (the “Class A Common Stock”) and a new class of common stock with one vote per share, designated as Class B common stock $0.001 par value per share (the “Class B Common Stock”); (ii) reclassify each issued and outstanding whole share of the Company’s existing $0.001 par value per share common stock (the “Existing Stock”) as 0.1 shares of Class B Common Stock; and (iii) issue a dividend of four shares of Class A Common Stock for each share of Class B Common Stock outstanding after giving effect to the foregoing reclassification.
          In order to implement the proposed recapitalization plan, the Company determined that it was necessary to amend the Company’s current Certificate of Incorporation, as amended (the “Charter”). As such, the Board adopted resolutions approving certain amendments to the Charter described below and recommended that the Company’s stockholders approve the same at a special meeting of stockholders. Proxies for the special meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation.
          On December 14, 2010, QAD held a special meeting of its stockholders to consider the two proposals to authorize the following amendments to the Charter (the “Amendments”):
1.	An amendment to authorize 71,000,000 shares of Class A Common Stock and 4,000,000 shares of Class B Common Stock and to establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock; and

2.	An amendment to reclassify each issued and outstanding whole share of Existing Stock as 0.1 shares of Class B Common Stock.
          There were 31,697,807 shares of Existing Stock entitled to vote at the special meeting and a total of 24,412,452 shares of Existing Stock were represented at the special meeting in person or by proxy. At the special meeting, both of the Amendments were approved by the affirmative vote of holders of a greater than a majority of QAD’s shares of Existing Stock. The final votes on the proposals presented at the special meeting were as follows:

				Broker
Proposal	For	Against	Abstain	Non-Votes
1. Proposal to approve an amendment to the Charter to authorize and establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock.	21,489,181	2,914,322	8,949	0

2. Proposal to approve an amendment to the Charter to reclassify each issued and outstanding whole share of Existing Stock as 0.1 shares of Class B Common Stock.	21,495,182	2,907,721	9,549	0

          On December 15, 2010, the Company implemented each of the Amendments by amending and restating its Charter in the form of an Amended and Restated Certificate of Incorporation of QAD Inc. (the “New Charter”) and filing the New Charter with the Secretary of State of the State of Delaware. Accordingly, as of 5:00 p.m. eastern standard time on December 15, 2010, each issued and outstanding whole share of Existing Stock was automatically reclassified as 0.1 shares of Class B Common Stock (the “Reclassification”). In addition, the Board declared a dividend of four shares of Class A Common Stock on each share of Class B Common Stock held by a holder of record immediately after the effectiveness of the Reclassification on December 15, 2010 (the “Record Date”), which became payable prior to the markets open on December 16, 2010. Each QAD stockholder will receive a dividend of four shares of Class A Common Stock for every share of Class B Common Stock that they held on the Record Date.
          The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the New Charter incorporating such Amendments, which is filed as Exhibit 3.1 hereto and incorporated herein by reference. In addition, the forms of stock certificates representing Class A Common Stock and Class B Common Stock are filed as Exhibits 4.1 and 4.2 hereto, respectively.
Item 8.01 Other Events.
          On December 15, 2010, the Company issued a press release regarding the approval and effectiveness of the Amendments as well as the timing and terms of the dividend of Class A Common Stock. The press release announcing these matters is filed as Exhibit 99.1 hereto.
          The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
          This current report on Form 8-K contains certain forward-looking statements made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. A number of risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements. These risks include, but are not limited to, the terms, timing and effects of the recapitalization plan on the Company and its stockholders; evolving demand for the Company’s software products and products that operate with the Company’s products; the Company’s ability to sustain license and service demand; the Company’s ability to leverage changes in technology; the Company’s ability to sustain customer renewal rates at current levels;

the publication of opinions by industry and financial analysts about the Company, its products and technology; the reliability of estimates of transaction and integration costs and benefits; the entry of new competitors or new offerings by existing competitors and the associated announcement of new products and technological advances by them; delays in localizing the Company’s products for new or existing markets; the ability to recruit and retain key personnel; delays in sales as a result of lengthy sales cycles; changes in operating expenses, pricing, timing of new product releases, and the method of product distribution or product mix; timely and effective integration of newly acquired businesses; general economic conditions; exchange rate fluctuations, ability to achieve savings from cost cutting measures; and the global political environment. In addition, revenue and earnings in the enterprise resource planning (ERP) software industry are subject to fluctuations. Software license revenue, in particular, is subject to variability with a significant proportion of revenue earned in the last month of each quarter. Given the high margins associated with license revenue, modest fluctuations can have a substantial impact on net income. For a more detailed description of the risk factors associated with the Company and the industries in which it operates, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010 and the Company’s other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of QAD Inc. effective December 15, 2010

4.1	Form of Stock Certificate Representing Shares of Class A Common Stock of QAD Inc.

4.2	Form of Stock Certificate Representing Shares of Class B Common Stock of QAD Inc.

99.1	Press Release dated December 15, 2010

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QAD Inc.
December 16, 2010	By:	/s/ Daniel Lender
Daniel Lender
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of QAD Inc. effective December 15, 2010

4.1	Form of Stock Certificate Representing Shares of Class A Common Stock of QAD Inc.

4.2	Form of Stock Certificate Representing Shares of Class B Common Stock of QAD Inc.

99.1	Press Release dated December 15, 2010